Reverse Mortgage Funding LLC RBIT 2020-2 Due Diligence Review

March 13, 2020

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2020 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 947 Home Equity Conversion Mortgage loans (“HECMs”) owned by Reverse Mortgage Funding LLC (“RMF” or “Client”). Each HECM is sub-serviced by Compu-Link Corporation dba Celink (“Celink” or the “sub-servicer”). The review included review of data, documentation and images provided by the Client or Sub-Servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included data driven lien searches on all Texas properties and ordering Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced, at the request of RMF, from 981 HECMs to 947 HECMs (the resulting 947 HECMs, the “Final Securitization Population”) after sample selections were made and due diligence commenced. The removal of HECMs from the original securitization population may have altered the statistical significance of a sample because a portion of the sampled HECMs were not included in the Final Securitization Population. Exceptions identified within the procedures below reflect HECMs remaining in the Final Securitization Population as of the date of this report.

Procedures

1.	Obtain a data tape from RMF, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

AMC was provided direct access to Celink’s servicing system to review the data elements in the sub-servicing system of record as well as screenshots of Celink’s servicing system as of the data tape cutoff date (1/31/2020) or later to validate the data points identified below.

MIP Rate

From a sample of 290 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 1/31/2020 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 290 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 1/31/2020 to the value represented in the data tape. No exceptions were noted.

Current Interest Rate

From a sample of 290 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 1/31/2020 to the value represented in the data tape. There were no exceptions noted.

AMC Diligence, LLC	March 2020	2 | Page

Reverse Mortgage Funding LLC, RBIT 2020-2 Due Diligence

Marketable Title Date

From a sample of 290 HECMs, AMC identified twenty-six (26) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the twenty-six (26) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 1/31/2020 to the value represented in the data tape. AMC identified two (2) exceptions that were later cleared with a data tape update. There were no other exceptions noted.

Loan Status

From a sample of 290 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates as of 1/31/2020 to the value represented in the data tape. AMC identified one (1) exception that was later cleared with a data tape update. There were no other exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount

From a sample of 290 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by RMF. No exceptions were identified.

Called Due Date

From a sample of 290 HECMs, AMC identified 277 HECMs with a Called Due Date. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified two (2) exceptions that were later cleared with a data tape update. There were no other exceptions noted.

UPB at Called Due Date

From a sample of 290 HECMs, AMC identified 277 HECMs with a Called Due Date. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation to the Called Due Date on the data tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history or prior servicer’s payment history record if servicing of the loan had been transferred from a prior servicer to RMF. AMC compared the UPB represented in the servicing system at the time of the Called Due Date to the UPB at Called Due Date field in the 1/31/2020 data tape. AMC identified two (2) exceptions that were later cleared with a data tape update. There were no other exceptions noted.

Original Note Rate

From a sample of 290 HECMs, AMC reviewed the original Note, which was either provided by RMF or retrieved by AMC from Celink’s servicing system. AMC compared the Note Rate represented in the Note to

AMC Diligence, LLC	March 2020	3 | Page

Reverse Mortgage Funding LLC, RBIT 2020-2 Due Diligence

the Note Rate on the data tape provided by RMF. AMC identified one (1) exception which was later cleared with a data tape update. There were no other exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 290 HECMs, AMC identified 112 HECMs with adjustable rate features. AMC reviewed the Original Note for the 112 HECMs, which was retrieved by AMC from Celink’s servicing system or was provided by RMF. AMC compared the Margin represented in the Note to the Margin represented in the data tape provided by RMF. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 290 HECMs, AMC identified 112 HECMs with adjustable rate features. AMC reviewed the Original Note for the 112 HECMs, which was either provided by RMF or retrieved by AMC from Celink’s servicing system. AMC compared the Index represented in the Note to the Index represented in the data tape provided by RMF. There were no exceptions noted.

Debenture Rate

From a sample of 290 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date

From a sample of 290 HECMs, AMC identified 224 HECMs with a Foreclosure First Legal Date. AMC reviewed the 224 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by RMF. AMC identified seven (7) first legal exceptions which were later cleared with a data tape update. There were no other exceptions noted.

Closing Date

From a sample of 290 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

Amortization Type

From a sample of 290 HECMs, AMC reviewed the original Note, which was either provided by RMF or retrieved by AMC from Celink’s servicing system, to compare the Amortization Type represented in the Note and Riders to the data tape provided by RMF. There were no exceptions noted.

FHA Case Number

From a sample of 290 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by RMF. There were no exceptions noted.

Original Principal Limit

From a sample of 290 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by RMF. AMC identified one (1) exception which was later cleared with a data tape update. There were no other exceptions noted.

2.	Obtain and review FHA reporting from RMF and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 947 assets in the Final Securitization Population. On February 11, 2020 AMC observed RMF and Celink via webcast retrieve an Excel export report of all RMF HECMs within the HERMIT system, which included current endorsement status. RMF and Celink then saved and transmitted the report directly to AMC for review. There were no exceptions noted.

AMC Diligence, LLC	March 2020	4 | Page

Reverse Mortgage Funding LLC, RBIT 2020-2 Due Diligence

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 294 of the most recent appraisals found in the Final Securitization Population validating the date and amount from the imaged appraisal to the sub-servicer’s servicing system data. AMC identified eighteen (18) unique HECMs with variances. Fifteen (15) exceptions were subsequently cleared when RMF provided an updated data tape. Three (3) exceptions remained due to property valuation date and amount discrepancies. RMF explained that two (2) of the three (3) remaining date and amount discrepancies were as a result of appraisal data reporting procedures established with its sub-servicer. Valuation data associated with due and payable events that are subsequently cured and rescinded or cancelled foreclosure sales is not reported nor retained by the sub-servicer’s servicing system. Dates and amounts represented on the data tape solely reflect valuation data retained by RMF’s sub-servicer or its servicing system applicable to HUD compliance with the current default event or the original appraisal, as applicable. No other exceptions were noted.

AMC did not review the appraisals provided in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 292 HECMs in the Final Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified 291 variances where the property inspection report showed a different result than the data tape. One (1) HECM had an inspection that was not provided or could not be located by the Sub-Servicer for review. The variances identified were shared with RMF. RMF explained that the occupancy status reflected on the data tape represented the result of annual occupancy certification efforts made by Celink and not the property inspection outcome. Celink does not currently store inspection-based occupancy data in its servicing platform. The different occupancy data source has resulted in the variances. RMF further explained that the sub-servicer has an initiative to begin storing property inspection outcomes in their servicing system in the future.

The variances identified are summarized below:

Data Tape Value	Diligence Value	Count
Y	Bad Address	1
Y	Mortgagor Occupied	14
Y	N/A	4
Y	OCCUPIED BY UNKNOWN	69
Y	Vacant	10
N	Mortgagor Occupied	14
N	N/A	19
N	Occupied	12
N	OCCUPIED BY UNKNOWN	61

AMC Diligence, LLC	March 2020	5 | Page

Reverse Mortgage Funding LLC, RBIT 2020-2 Due Diligence

N	Owner Occupied	6
N	Vacant	81
N	No Documentation Provided	1
	Total	292

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by RMF.

From a sample of 292 HECMs in the Final Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file, and that the borrower was sixty-two (62) years of age or older at the time of closing. The due diligence identified twenty-three (23) variances. Nineteen (19) variances were due to no documentation provided, three (3) IDs provided were illegible, and one (1) variance was due to the wrong borrower’s ID being provided. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 244 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the foreclosure and bankruptcy attorney fees from the 244 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by RMF. Of the 244 HECMs with advances, AMC identified eighty (80) HECMs with advances that would not be recoverable through a mortgage insurance claim. There were no other exceptions noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 248 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 248 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by RMF. RMF was unable to provide over-allowable approvals to support associated advances on two (2) disbursements and no documentation was provided on one (1) disbursement. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 245 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 245 HECMs, requested relevant invoice support from RMF and verified that the amount and coding of the disbursement was accurately represented in the servicing system. A total of fourteen (14) variances were original identified. Twelve (12) of the variances were subsequently cleared after RMF explained its practice on payment of tax bill fees and related mailing charges in combination with a tax payment. The bill fee, mailing charges, and tax amount on the invoice are paid together as a single disbursement. RMF was unable to provide the loan-level invoices to support a transaction amount on two (2) disbursements. There were no other exceptions noted.

AMC Diligence, LLC	March 2020	6 | Page

Reverse Mortgage Funding LLC, RBIT 2020-2 Due Diligence

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 284 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 284 HECMs, retrieving the invoice for the transaction from the sub-servicer system or from RMF and verified that the amount and coding of the disbursement is accurately represented in the servicing system. RMF was unable to provide documentation on one (1) disbursement. There were no other exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.
a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC ordered lien searches on forty-three (43) HECMs from a third-party. AMC received tax lien search results on forty-two (42) HECMs in the Final Securitization Population. One (1) order failed to return assessment data from public records. Of the forty-two (42) HECMs with assessment data, AMC noted twenty-two (22) total liens across twelve (12) unique HECMs. The twelve (12) unique HECMs with exceptions were as follows:

▪	Civil Judgments	6 HECMs
▪	2 Civil Judgments	1 HECM
▪	Federal Tax Lien and 2 Civil Judgments	1 HECM
▪	Civil Judgment and Civil New Filing	1 HECM
▪	Small Claims Judgment	1 HECM
▪	Forcible Entry/Detainer, 2 Civil New Filings, Civil Judgment	1 HECM
▪	Judgment Lien and 3 Civil Judgments	1 HECM

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs were ordered for a total of 220 HECMs in the Final Securitization Population. The Vendor was able to provide BPOs for 220 of the requested HECMs. The results of all the valuations have been provided to RMF.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

AMC Diligence, LLC	March 2020	7 | Page